UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

November 10, 2026 (November 5, 2026)

Date of report (date of earliest event reported)

Nordicus Partners Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 South Beverly Drive, Suite 505, Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(424) 256-8560

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NORD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2026, Nordicus Partners Corporation (“we” or the “Company”) issued to Keystone Capital Partners LLC (“Keystone”), Seven Knots, LLC, 5T Capital Partners, LP and Creo Investments LLC (collectively, the “Investors”) Convertible Grid Promissory Notes (the “Notes”), each in the principal amount of $300,000 ($1,200,000 in total). In exchange, each Investor paid us $250,000 in cash ($1,000,000 in total). Each Note was executed as of November 3, 2026, funded on November 5, 2026, and bears interest at a rate of 5.0% per annum and matures on November 3, 2027. Principal of each Note is due and payable at maturity. As consideration for each Investor’s funding commitment under the Note, we agreed to issue to each Investor 125,000 shares (the “Commitment Shares”) of our common stock, par value $0.001 per share (“Common Stock”), for a total of 500,000 shares.

Conversion. Each Investor is entitled, at its option, only upon the occurrence and during the continuation of an Event of Default (as defined in Section 13 of its Note) and only from and after August 3, 2027, to convert all or any lesser portion of the outstanding principal amount of and accrued but unpaid interest on the Note into shares of Common Stock (the “Conversion Shares”) at a conversion price equal to 90% of the volume-weighted average price (“VWAP”) of the Common Stock during the 10 (ten) trading days prior to the day on which such Investor requests conversion, unless otherwise modified by mutual agreement between the parties (the “Conversion Price”). If our Common Stock is chilled for deposit at DTC, becomes chilled, or receives a Stop Sign or other trading restrictions at any point while the Note remains outstanding, we shall have ten (10) business days after written notice from such Investor to cure such condition; if uncured after such period, an additional 5% discount will be attributed to the Conversion Price and the conversion dollar amount per conversion shall be reduced by a flat fee of $750.00 charged to us to cover documented costs associated with the deposit of chilled or otherwise trade restricted stocks for each conversion.

Prepayment. We may, at any time and from time to time, prepay all or part of the amount owing under each Note with a premium of 120% to the outstanding principal balance at the time of prepayment.

Registration Rights. On or prior to December 1, 2026, the Company is required to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of all of the shares issuable upon conversion of each Note (the “Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to register for resale of the Registrable Securities as a secondary offering). In the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC guidance. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

If, at any time while any Conversion Shares remain outstanding, the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement on Form S-4 or Form S-8, or any successor or similar forms, or a registration statement filed solely in connection with an employee benefit plan, dividend reinvestment plan or business combination), whether for its own account or for the account of any other holder of its securities, the Company shall (i) give each Investor written notice of such proposed filing not less than ten (10) days before the anticipated filing date, and (ii) include in such registration statement all Conversion Shares that such Investor requests to be included, by written request delivered to the Company within five (5) days after such Investor’s receipt of such notice. The Company shall use its commercially reasonable efforts to cause all such Conversion Shares so requested to be included in, and registered for resale under, such registration statement, and to keep such registration statement effective until such Conversion Shares may be sold without restriction under Rule 144. If such registration involves an underwritten offering and the managing underwriter advises the Company in writing that the total number of securities requested to be included exceeds the number that can be sold without adversely affecting the offering, the number of Conversion Shares to be included may be reduced pro rata with other selling security holders exercising comparable registration rights. The Company shall bear all registration expenses incurred in connection with any such registration, other than underwriting discounts and commissions attributable to the Conversion Shares sold by the Investor.

Other. Copies of the Notes are filed as Exhibits 10.1 – 10.4 to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

The Notes, the Commitment Shares and the Conversion Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other applicable jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdiction’s securities laws.

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01, the disclosures are incorporated by reference in this Item 2.03 in their entirety, and on November 5, 2026, we issued to the Investors the Commitment Shares and the Notes.

Item 3.02. Unregistered Sales of Equity Securities.

As described above in Item 1.01, the disclosures are incorporated by reference in this Item 3.02 in their entirety, and on November 5, 2026, we issued to the Investors the Commitment Shares and the Notes.

We claim an exemption from registration for the issuance of the Notes, the Commitment Shares and the Conversion Shares pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder, since the foregoing issuances did not involve a public offering, the recipients were each (i) “accredited investors”; and/or (ii) persons who had access to similar documentation and information as would be required in a registration statement under the Securities Act, and the recipients represented that they acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances, and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2026, our Board of Directors approved a fourth amended employment agreement for our chief executive officer, Henrik Rouf, and an employment agreement for our chief financial officer, Bennett J. Yankowitz. Mr. Rouf’s employment agreement as amended extends his previous agreement through December 31, 2027 on the same terms. Mr. Yankowitz’s employment agreement is on the same terms as his previous consulting agreement and runs through December 31, 2027 on the same terms. Copies of these employment agreements are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K.

On November 5, 2026, the Compensation Committee of our Board of Directors approved a new option grant to Mr. Rouf of 2,000,000 shares and to Mr. Yankowitz of 1,000,000 shares. The options are fully vested as of the grant date, have a term of 10 years and an exercise price of $3.25 per share.

Item 9.01. Financial Statements and Exhibits

The following are filed as part of this Form 8-K:

(d) Exhibits

Exhibit				Filed or Furnished
Number	Exhibit Description	Form	Exhibit	Filing Date	Herewith
10.1	Convertible Grid Promissory Note, dated as of November 3, 2026, between the Company and Keystone Capital Partners LLC.				X
10.2	Convertible Grid Promissory Note, dated as of November 3, 2026, between the Company and Seven Knots, LLC.				X
10.3	Convertible Grid Promissory Note, dated as of November 3, 2026, between the Company and 5T Capital Partners, LP.				X
10.4	Convertible Grid Promissory Note, dated as of November 3, 2026, between the Company and Creo Investments LLC.				X
10.5	Stock Option Grant Agreement, dated as of November 5, 2026, between the Company and Henrik Rouf.				X
10.6	Stock Option Grant Agreement, dated as of November 5, 2026, between the Company and Bennett J. Yankowitz.				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				X

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 10, 2026	NORDICUS PARTNERS CORPORATION

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer